Year End 2013 Investor Briefing March 27, 2014 Exhibit 99.1

Management Participants
Year End 2013 Investor Briefing
Jack Reasor Chief Executive Officer
Bob Kees
Senior Vice President and
Chief Financial Officer
Rick Beam Senior Vice President of Power Supply
Todd Brickhouse Vice President – Treasurer
Lynn Maloney
Vice President – Financial Reporting
and Investor Relations

Note Regarding Forward Looking and Other Statements
The information contained herein, and presented by representatives of Old Dominion
Electric Cooperative (ODEC or we or our), include, or are based upon, forward looking statements and assumptions regarding matters that could have an impact on our business, financial condition, and future operations.
These statements and assumptions, based on our expectations and estimates, are not guarantees of future performance, and are subject to risks, uncertainties, and other factors that could cause our actual results to differ materially from those described herein. These risks, uncertainties and other factors include, but are not limited to, general business conditions, federal and state legislative and regulatory actions, and general credit and capital market conditions.
Any forward looking statement or assumption speaks only as of the date on which the statement or assumption is made, and we undertake no obligation to update any forward looking statements or assumptions to reflect events or circumstances after this date, even if new information becomes available or other events occur after the date of this presentation.
These presentation materials highlight some of the information contained in our SEC filings and is qualified in its entirety by the detailed information contained in our SEC filings and elsewhere in this presentation. This presentation may not contain all the information that is important to you. You should read this information in conjunction with the detailed information contained elsewhere in our SEC filings.
Year End 2013 Investor Briefing

OVERVIEW

ODEC Overview
Our Business
•
Not-for-profit tax-exempt
power supply cooperative
•
Provide power to 11
distribution cooperatives
(Members) in VA, DE, and
MD who are our owners
•
Own 2,021 MW of primarily
nuclear, coal, and natural
gas generation
•
PJM RTO member
•
FERC regulated
•
SEC registrant
•
Non-RUS borrower
Our Members
•
Purchase ODEC power
under all-requirements,
take-or-pay wholesale
power contracts through
at least 2053
•
Providers of power to
over 550,000 customers
(1.2 million people)
•
VA and MD Members’
distribution rates
regulated by state
commissions
Our 2013 Results
•
Continued growth and
strong financial performance
•
Peak demand = 2,555 MW
•
Energy sales = 12,983 GWh
•
Revenues = $842 million
•
Total assets = $1.5 billion
•
Equity ratio = 32% *
Our Credit Ratings
•
S&P – A (secured and issuer), stable outlook
•
Moody’s – A2 (secured), stable outlook
•
Fitch – A (secured and implied unsecured), stable outlook
*
Equity ratio equals patronage capital divided by the sum of our long-term debt, long-term debt due within one year, revolving credit facilities, and patronage capital.
Year End 2013 Investor Briefing

Highlights
Year End 2013 Investor Briefing

Wildcat Point
Generation Facility
•
Pursuing construction of natural gas-fueled combined
cycle facility in Rock Springs, Maryland
•
1,000 MW approximate size
•
Mid-2017 anticipated in-service
FERC Formula
Revision
•
Revised formula to better align cost recovery with PJM
cost allocation methodologies
•
Formula continues to collect all costs and expenses
plus net margin
Debt Portfolio
Changes
•
Optionally redeemed $60 million of tax-exempt debt
with weighted interest rate of approximately 5.3%
•
Issued $100 million of taxable debt with weighted
interest rate of approximately 4.3%
•
Extended $500 million revolver until March 2019
Credit Rating
Upgrade
•
Moody’s senior secured debt ratings increased from
“A3” to “A2”

ODEC

Maryland
Baltimore
Washington D.C.
Delaware
Maryland
Delaware
Maryland
Maryland
Virginia
Chesapeake Bay
Richmond
Atlantic Ocean
Norfolk

Rock Springs
336 MW
Marsh Run
504 MW
Louisa
504 MW
Clover
437 MW
North Anna
220 MW
Natural
Gas
Nuclear
Coal
A&N
BARC
Choptank
Community
Delaware
Mecklenburg
Northern Neck
Prince George
Rappahannock
Shenandoah Valley
Southside
Members’ Service Territories
Year End 2013 Investor Briefing

Wildcat Point
1,000 MW

Wholesale Power Contracts (WPCs)
WPCs, which extend through at least 2053, obligate ODEC to
deliver, and the Members to purchase, all of the Members’ power requirements with the following exceptions:
•
ODEC’s mainland Virginia Members can purchase hydroelectric
power from the Southeastern Power Administration (SEPA)
Approximately 1.5% of Members’ 2013 energy requirements
•
Members can receive up to the greater of 5% or 5 MW of their power requirements from owned generation or other suppliers, and in limited circumstances, additional amounts if so approved by ODEC’s  Board
During 2013, Members received 6.7 MW under these exceptions
During 2014, we currently anticipate Members will receive approximately
69 MW under these exceptions
Year End 2013 Investor Briefing

Members
ODEC’s load is diversified across 11 Members, with our largest member, Rappahannock Electric Cooperative, accounting for 34%
of our 2013 revenues from sales to Members
Member Revenues
(in millions) (%)
Rappahannock
$275.9 34.0
Shenandoah Valley
150.4 18.6
Delaware 94.7 11.7
Choptank
72.1 8.9
Southside
64.5 8.0
A&N 47.8 5.9
Mecklenburg 39.7 4.9
Prince George 21.6 2.7
Northern Neck
19.5 2.4
Community
13.9 1.7
BARC 10.0 1.2
$810.1 100.0%
Year End 2013 Investor Briefing

1.3%
39.3%
59.4%
Residential
Commercial and Industrial
Other

9.9%
1.1%
89.0%
Residential
Commercial and Industrial
Other

Members
Members continue to experience growth – from 2008 through 2013, compound annual growth rates
*
were:
•
0.4% in total number of customers
No individual retail customer constituted more than 3.2% of ODEC’s
2013 total revenues from sales to Members
*
Excludes 2010 Potomac Edison acquisition and West Virginia disposition; growth includng these events equals 4.8% and 7.3% in total number of customers and total energy sales volume, respectively. Also, excludes Northern Virginia Electric Cooperative (NOVEC)
which withdrew as a Member January 1, 2009.
Year End 2013 Investor Briefing

•
1.3% in total energy sales volume
2013 Percentage of MWh Sales 2013 Percentage of Customers

RATES AND POWER SUPPLY

Rate Regulation
Entity Regulator
Changes that Require
Approval
Changes that Do Not Require
Approval
Virginia Members VSCC Members’ distribution rates ODEC’s energy and demand rates
Maryland Member MPSC Member’s distribution rates ODEC’s energy and demand rates
Delaware Member None N/A ODEC’s energy and demand rates
ODEC FERC Formula rate components ODEC’s energy and demand rates
ODEC’s cost-based FERC formula rate allows us to collect
revenues to meet all costs, expenses, and financial obligations plus additional board-approved equity contributions, and to
change rates in accordance with the formula without seeking
FERC approval
•
Exceptions are decommissioning costs (currently $0), changes to depreciation rates, and changes to account classifications or the addition of accounts to the formula
Year End 2013 Investor Briefing

FERC Formula Rate
September 30, 2013 – ODEC filed revised rate schedule at FERC to more closely align our cost recovery from our Members with methodologies used by PJM to allocate costs
•
Major revision – demand rate, previously one rate, became three rates:
Transmission service rate – Designed to collect transmission-related and distribution-
related costs
RTO capacity service rate – Proxy rate based on capacity prices in PJM which PJM allocates to ODEC and all other RTO members
Remaining owned capacity service rate – Recovers all remaining demand costs not billed and/or recovered under other two rates
•
Formula continues to collect all costs and expenses plus net margin
December 2, 2013 – FERC accepted revised rate schedule, subject to refund, and established hearing and settlement procedures in response to intervention by Bear Island Paper WB LLC
•
January 1, 2014 – Revised rate schedule became effective
•
Settlement discussions with Bear Island are on-going and the outcome cannot currently be determined
Year End 2013 Investor Briefing

ODEC

13%
3%
CTs
(gas)
43%
Long-term and
Short-term
Purchases
23%
6%
Renewable
Purchases*
12%
Spot Market
Purchases

CTs
(gas)
16%
8%
Clover
(coal)
31%
Purchases

2013 Resource Mix
Energy
(MWh)
2013 Peak Demand = 2,555 MW (January) 2013 Energy Sales = 12,982,861 MWh
Capacity
(MW)
Year End 2013 Investor Briefing

*
We sell renewable energy credits related to these purchases to our Members and non-members.
North
Anna
(nuclear)
Clover
(coal)
North
Anna
(nuclear)
45%

Owned Generation Statistics – December 31, 2013
Facilities
1
Clover North Anna CTs
2
Primary Fuel Type coal nuclear natural gas
Operator VA Power VA Power ODEC/EP
2
Net Utility Plant in Service (w/o CWIP)
$323 million $151 million
3
$387 million
Net Capacity Entitlement
437 MW 220 MW 1,344 MW
Net Capital Investment $739/KW $686/KW $288/KW
Average Operational Availability 96.3% 88.8% 96.8%
Average Capacity Factor
78.0% 90.6% -
1 ODEC also owns 10 diesel units (20 MW), primarily to enhance system reliability.
2 ODEC owns three combustion turbine facilities. We operate our two facilities in Virginia; Essential Power Operating Co., LLC (EP) operates our Rock Springs, Maryland units.
3   Excludes decommissioning and nuclear fuel.
Year End 2013 Investor Briefing

Wildcat Point Generation Facility
Size –
Approximately 1,000 MW
Type –
Natural gas-fueled combined
cycle (2X1)
Composition:
•
2 Mitsubishi combustion turbines
•
2 Alstom heat recovery steam
generators
•
1 Alstom steam turbine generator
Location –
Existing Rock Springs
Generation Facility, Cecil County
Maryland
•
Rock Springs owned 50/50 with
Essential Power, LLC
•
Wildcat Point will be owned 100% by
ODEC
Costs –
Preliminary estimated overnight
costs of $675 million (excludes certain
owners costs and financing costs)
Photo simulation of proposed plant at existing Rock Springs CT site.
Year End 2013 Investor Briefing

Wildcat Point Generation Facility
Year End 2013 Investor Briefing

Major Milestones
to Date
•
April 23, 2013 – ODEC announced plans to construct
Wildcat Point
•
May 20, 2013 – ODEC applied to the Maryland Public
Service Commission (MPSC) for a Certificate of Public
Convenience and Necessity (CPCN) to construct facility
•
March 24, 2014 – MPSC issued a Proposed Order granting
the CPCN
Future
Anticipated
Milestones
•
April 8, 2014 – Proposed Order becomes a Final Order
•
Mid-2014 – Approval of engineering, procurement and
construction (EPC) contractor by ODEC Board
•
Late 2014 – Construction commencement
•
Mid-2017 – Commercial operation

ODEC

600.0
500.0
400.0
300.0
200.0
100.0
-
$ millions
2011
2012
2013
2014
2015
2016

Capital Expenditures (including nuclear fuel and capitalized interest)
Projected =
$878.5 million
Actual
=
$110.6 million
Wildcat Point ----- ----- 6.0 98.7 455.8 185.4
Existing Assets 46.1 32.4 26.1 51.9 46.5 40.2
Total 46.1 32.4 32.1 150.6 502.3 225.6
Year End 2013 Investor Briefing

FINANCE

1,000.0
900.0
800.0
700.0
600.0
500.0
400.0
300.0
200.0
100.0
-
$ millions
12.0
10.0
8.0
6.0
4.0
2.0
-
MWh million
2011
2012
2013

9%
3%
4%
11%
4%
2%
9%
1% 2%
Sales and Revenues
Factors affecting results:
2011
•
First full year with
Potomac Edison
acquisition load
•
Milder temperatures
2012
•
Decrease in energy rate
•
Decrease in demand
costs
2013
•
Net decrease in energy
rate
•
Wildcat Point
preconstruction costs
Revenues from Non-members 37.6 15.9 31.9
Demand Revenues from Members 312.7 299.3 305.3
Energy Revenues from Members 541.2 527.5 504.9
MWh Sales to Members (right axis) 12.2 12.1 12.4
Year End 2013 Investor Briefing

Income Statement Analysis
2013     % change
2012     % change
2011
Energy Sales to Members 12,356,005 MWh
2.1%
12,096,230 MWh
(0.9%)
12,205,602 MWh
Energy Sales to Non-members 626,856 MWh
23.3%
508,443 MWh
(46.0%)
941,908 MWh
Total Energy Sales 12,982,861 MWh
3.0%
12,604,673 MWh
(4.1%)
13,147,510 MWh
Demand Sales to Members 24,589 MW
2.3%
24,027 MW
(0.6%)
24,166 MW
Revenues from Sales to Members $810.1 million
(2.0%)
$826.8 million
(3.2%)
$853.9 million
Total Operating Revenues $842.1 million
(0.1%)
$842.7 million
(5.5%)
$891.5 million
Total Operating Expenses $789.5 million
0.8%
$783.5 million
(5.5%)
$828.9 million
Net Margin attributable to ODEC $9.6 million
(3.7%)
$9.9 million
(8.0%)
$10.8 million
Margin Stabilization Refund $9.8 million $15.0 million $14.9 million
Average Total Cost to Members $65.57/MWh
(4.1%)
$68.35/MWh
(2.3%)
$69.96/MWh
Margins for Interest (MFI) Ratio *
1.21 1.21 1.22
*
Per the Indenture we must establish and collect rates which are reasonably expected to yield an MFI ratio of at least 1.10. MFI ratio is calculated by dividing margins for interest by interest charges, as those terms are defined in the Indenture. For further description of these terms and calculation, see ITEM 6. SELECTED FINANCIAL DATA in ODEC’s 2013 Annual Report on Form 10-K.
Year End 2013 Investor Briefing

Balance Sheet Analysis
2013        % change
2012        % change
2011
Net Electric Plant $965.4 million
(2.6%)
$991.3 million
(2.1%)
$1,012.9 million
Total Investments 256.0 million
(2.7%)
263.0 million
11.8%
235.2 million
Other Assets 309.2 million
6.9%
289.2 million
(11.3%)
325.9 million
Total Assets $1,530.6 million
(0.8%)
$1,543.5 million
(1.9%)
$1,574.0 million
Patronage Capital $370.0 million
2.7%
$360.4 million
2.8%
$350.5 million
Non-controlling Interest 5.7 million
(57.1%)
13.3 million
1.3%
13.1 million
Long-term Debt 749.3 million
1.6%
737.8 million
(3.7%)
766.1 million
Long-term Debt due w/in One Year 28.3 million
-
28.3 million
-
28.3 million
Revolving Credit Facilities -
-
-
-
-
Total Capitalization and
Short-term Debt
$1,153.3 million
1.2%
$1,139.8 million
(1.6%)
$1,158.0 million
Equity Ratio *
32.2% 32.0% 30.6%
Deferred Energy $37.2 million
(33.6%)
$56.0 million
61.4%
$34.7 million
* Equity ratio equals patronage capital divided by the sum of our long-term debt, long-term debt due within one year, revolving credit facilities, and patronage capital.
Year End 2013 Investor Briefing

Debt Portfolio Changes
June 1, 2013 – Optionally redeemed $60.2 million of tax-exempt debt
•
$27,755,000 2002 Series A Bonds at 5.000%
•
$32,455,000 2002 Series A Bonds at 5.625%
June 28, 2013 – Issued $100 million in a private placement
•
$50 million First Mortgage Bonds, 2013 Series A due 2043 at 4.21%,
•
$50 million First Mortgage Bonds, 2013 Series B due 2053 at 4.36%
March 12, 2014 – Extended $500 million syndicated revolving credit facility to March 5, 2019
Year End 2013 Investor Briefing

Summary
Year End 2013 Investor Briefing

•
Economically stable, highly residential service territory
•
Long-term all-requirements wholesale power contracts
•
Favorable regulatory environment
•
Diversified portfolio of power supply resources
•
Wildcat Point to reduce reliance on purchased power
•
Consistently strong financial performance
•
SEC registrant and Sarbanes-Oxley compliant
•
Proven ability to secure liquidity and access capital
•
“A” (stable outlook) and “A2” (stable outlook) credit ratings

ODEC

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Additional Information
Year End 2013 Investor Briefing
Name Title E-mail Address Phone Number
Bob Kees SVP and Chief Financial Officer bkees@odec.com 804-968-4034
Todd Brickhouse VP – Treasurer tbrickhouse@odec.com 804-968-4012
Lynn Maloney
VP – Financial Reporting  and
Investor Relations
lmaloney@odec.com 804-968-4065

A link to this presentation will be posted on ODEC’s website
www.odec.com
ODEC’s SEC filings, including Forms 10-K, 10-Q and 8-K, are also available on our website
For additional information please refer to the contacts below